                                                                   EXHIBIT 10.27

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 20th day of December, 2000, by and among OUTBACK STEAKHOUSE, INC., a Delaware corporation (the "Borrower"), WACHOVIA BANK, N.A., as Agent and a Bank, SUNTRUST BANK, SOUTHTRUST BANK, THE HUNTINGTON NATIONAL BANK, HIBERNIA NATIONAL BANK and BANK OF AMERICA, N.A. (collectively referred to herein as the "Banks") and OUTBACK STEAKHOUSE OF FLORIDA, INC., CARRABBA'S ITALIAN GRILL, INC., OUTBACK STEAKHOUSE INTERNATIONAL, INC., OS CAPITAL, INC., OS PACIFIC, INC., OS PRIME, INC. and OUTBACK SPORTS, LLC (collectively referred to herein as the "Guarantors").

                                   RECITALS:

         The Borrower, the Agent and the Banks have entered into a certain Credit Agreement dated December 21, 1999 (the "Credit Agreement"). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement. The Guarantors executed and delivered a certain Guaranty Agreement (the "Guaranty Agreement") dated December 21, 1999 for the benefit of the Secured Parties (as defined therein).

         The Borrower and Guarantors have requested the Agent and the Banks to amend the Credit Agreement to modify certain provisions of the Credit Agreement as more fully set forth herein. The Banks, the Agent, the Guarantors and the Borrower desire to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Agent and the Banks, intending to be legally bound hereby, agree as follows:

         SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

         SECTION 2. Amendments. The Credit Agreement is hereby amended as set forth in this Section 2.

                  SECTION 2.01. Amendment to Definition of Termination Date. The definition of "Termination Date" as set forth in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

         "`Termination Date' means December 21, 2004."

                  SECTION 2.02. Amendment to Section 2.05. Section 2.05(b) of the Credit Agreement is hereby deleted in its entirety.

                  SECTION 2.03. Amendment to Section 9.05. Section 9.05(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  SECTION 9.05. Amendments and Waivers. (a) Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) change the Commitment of any Bank or subject any Bank to any additional obligation, (ii) change the principal of or reduce the rate of interest on any Loan or any fees hereunder or any of the Obligations (as defined in the Guaranty) under the Guaranty, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or any of the Obligations (as defined in the Guaranty) under the Guaranty, (iv) change the amount of principal, or reduce the amount of interest or fees due on any date fixed for the payment thereof under this Agreement, the Notes or any other Loan Documents, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement or modify the definition of Required Banks, (vi) change the manner of application of any payments made under this Agreement, the Guaranty or the Notes,
         (vii) release or substitute all or any substantial part of the Pledged Stock and Related Collateral held as security for the Loans or any of the Obligations, or (viii) release, discharge or terminate any guaranty given to support payment of the Loans (including without limitation the Guaranty); provided further that no such amendment or waiver shall, unless signed by the Swing Line Lender, change any provision of this Agreement (including without limitation Section 2.14) relating to the Swing Line Loans.

                  SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Banks hereunder are subject to the following conditions, unless the Required Banks waive such conditions:

         (a) receipt by the Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party; and

         (b) the fact that the representations and warranties of the Borrower and Guarantors contained in Section 5 of this Amendment shall be true on and as of the date hereof.

         SECTION 4. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Banks and the Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended and the other Loan Documents, the Credit Agreement, as amended, and the other Loan Documents being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, and the other Loan Documents are in full force and effect. The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Guaranty Agreement and the other Loan Documents, the Guaranty Agreement and the other Loan Documents being hereby ratified and affirmed. The Guarantors hereby expressly agree that the Guaranty Agreement and the other Loan Documents are in full force and effect.

         SECTION 5. Representations and Warranties. The Borrower and Guarantors hereby represent and warrant to each of the Banks as follows:

         (a) No Default or Event of Default, nor any act, event, condition or circumstance which with the passage of time or the giving of notice, or both, would constitute an Event of Default, under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Banks on the date hereof.

         (b) The Borrower and Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder, or thereunder, to be done, observed and performed by them.

         (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and Guarantors and constitutes legal, valid and binding obligations of the Borrower and Guarantors enforceable against them in accordance with its terms, provided that such enforceability is subject to general principles of equity.

         (d) The execution and delivery of this Amendment and the performance hereunder by the Borrower and Guarantors do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrower or any Guarantor, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower or any Guarantor is party or by which the assets or properties of the Borrower or any Guarantor are or may become bound.

         SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

         SECTION 7. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Georgia.

         SECTION 8. Effective Date. This Amendment shall be effective as of
December   , 2000 (the "Effective Date").

         SECTION 9. Commitment Fee. On the Effective Date the Borrower shall pay to each Bank executing this Amendment a fee equal to: (i) the amount of such Bank's Commitment, multiplied by (ii) .05%.

         SECTION 10. Consent by Guarantors. The Guarantors consent to the foregoing amendments. The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Guaranty and Indemnity Subrogation and Contribution Agreement, said Guaranty and Indemnity Subrogation and Contribution Agreement being hereby ratified and affirmed. The Guarantors hereby expressly agree that the Guaranty and Indemnity Subrogation and Contribution Agreement are in full force and effect.


             [The remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.


                                    BORROWER:


                                    OUTBACK STEAKHOUSE, INC.



                                    By:                                   (SEAL)
                                       -----------------------------------
                                    Title:
                                           ------------------------------------


                                    OUTBACK STEAKHOUSE OF FLORIDA, INC.



                                    By:                                   (SEAL)
                                       -----------------------------------
                                    Title:
                                           ------------------------------------


                                    CARRABBA'S ITALIAN GRILL, INC.



                                    By:                                   (SEAL)
                                       -----------------------------------
                                    Title:
                                           ------------------------------------


                                    OUTBACK STEAKHOUSE INTERNATIONAL, INC.



                                    By:                                   (SEAL)
                                       -----------------------------------
                                    Title:
                                           ------------------------------------


                                    OS CAPITAL, INC.



                                    By:                                   (SEAL)
                                       -----------------------------------
                                    Title:
                                           ------------------------------------

                                    OS PACIFIC, INC.



                                    By:                                   (SEAL)
                                       -----------------------------------
                                    Title:
                                           ------------------------------------


                                    OS PRIME, INC.



                                    By:                                   (SEAL)
                                       -----------------------------------
                                    Title:
                                           ------------------------------------


                                    OUTBACK SPORTS, LLC



                                    By:                                   (SEAL)
                                       -----------------------------------
                                    Title:
                                           ------------------------------------


                [Remainder of this page intentionally left blank]

                                    WACHOVIA BANK, N.A., as Agent and a Bank



                                    By:                                   (SEAL)
                                       -----------------------------------
                                    Title:
                                           ------------------------------------


                [Remainder of this page intentionally left blank]

                                   SUNTRUST BANK



                                    By:                                   (SEAL)
                                       -----------------------------------
                                    Title:
                                           ------------------------------------


                [Remainder of this page intentionally left blank]

                                    SOUTHTRUST BANK



                                    By:                                   (SEAL)
                                       -----------------------------------
                                    Title:
                                           ------------------------------------


                [Remainder of this page intentionally left blank]

                                    THE HUNTINGTON NATIONAL BANK



                                    By:                                   (SEAL)
                                       -----------------------------------
                                    Title:
                                           ------------------------------------


                [Remainder of this page intentionally left blank]

                                    HIBERNIA NATIONAL BANK



                                    By:                                   (SEAL)
                                       -----------------------------------
                                    Title:
                                           ------------------------------------


                [Remainder of this page intentionally left blank]

                                    BANK OF AMERICA, N.A.



                                    By:                                   (SEAL)
                                       -----------------------------------
                                    Title:
                                           ------------------------------------